Exhibit 13.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Ferguson plc (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 20-F for the fiscal year ended July 31, 2021 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2021	By:	/s/ William Brundage
William Brundage
Group Chief Financial Officer